Exhibit 99.1

Fluidigm Announces Support Agreement with Caligan Partners Related to $250 Million

Strategic Capital Infusion by Casdin Capital and Viking Global

Caligan Partners to Vote “FOR” Casdin and Viking Transaction and All Other Fluidigm

Proposals at the Special Meeting to be Reconvened on April 1, 2022

Fluidigm Board to Appoint Frank Witney, a Director Candidate Recommended by Caligan, if

Casdin and Viking Transaction Closes

Company Urges ALL Stockholders to Vote “FOR” the Proposals at the Special Meeting

SOUTH SAN FRANCISCO, Calif., March 29, 2022 — Fluidigm Corporation (Nasdaq:FLDM) today announced that it has entered into a support agreement with Caligan Partners LP (“Caligan”), Fluidigm’s current largest holder of common stock, under which Caligan has agreed to vote “FOR” all Fluidigm proposals related to the proposed strategic capital infusion transaction with Casdin Capital, LLC (“Casdin”) and Viking Global Investors LP (“Viking”) at Fluidigm’s Special Meeting of Stockholders (“Special Meeting”), which has been adjourned and will reconvene on April 1, 2022.

In connection with the support agreement, the Fluidigm Board of Directors will appoint Dr. Frank Witney, a veteran life sciences industry executive with deep operational expertise and a director candidate recommended by Caligan, as a director on Fluidigm’s Board, conditioned upon successful closing of the transaction. In connection with the appointment of Dr. Witney, the Fluidigm Board will be expanded to eight directors.

Dr. Carlos V. Paya, chairman of Fluidigm, said, “We are pleased to receive support from Caligan following our engagement over the last several months and to move forward toward the successful completion of the transaction with Casdin and Viking. The Board also looks forward to welcoming Dr. Witney and working together upon closing the transaction to achieve the growth and value creation potential that this strategic capital infusion from Casdin and Viking will create. Our Board continues to believe this transaction is in the best interest of all Fluidigm stakeholders and unanimously recommends stockholders vote “FOR” ALL proposals.”

“Caligan is supportive of Fluidigm’s new path,” said David Johnson, Founder, Managing Partner, and CIO of Caligan. “Dr. Witney will be a tremendous addition to the Board with his proven track record of success leading life science tools companies. We look forward to Fluidigm achieving the untapped potential of its mass cytometry and microfluidics technologies.”

Dr. Witney said, “Fluidigm is at an exciting inflection point with significant potential for growth. I look forward to joining Fluidigm’s Board upon completing the strategic capital infusion transaction and to leveraging my experience in the life sciences industry to help advance Fluidigm’s mission and drive value for stockholders.”

The Board reminds all stockholders that the parties will terminate the purchase agreements with Casdin and Viking if Fluidigm stockholders do not approve the matters presented at the Special Meeting.

The Board unanimously recommends that stockholders vote “FOR” all Proposals at the Special Meeting. Your vote is very important regardless of the number of shares of common stock that you own.

Fluidigm will continue to solicit proxies from its stockholders with respect to the Special Meeting. Stockholders as of the record date of February 18, 2022, who have not yet voted are encouraged to submit their proxies as soon as possible. Valid proxies submitted by stockholders prior to the adjourned Special Meeting will continue to be valid for purposes of the reconvened Special Meeting.

Fluidigm stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact Fluidigm’s proxy solicitor:

Alliance Advisors

200 Broadacres Drive

Bloomfield, NJ 07003

(833) 782-7142

FLDM@allianceadvisors.com

Advisors

Jefferies LLC is serving as financial advisor to Fluidigm and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal advisor.

Centerview Partners LLC is serving as financial advisor to Casdin and Viking. Legal advisors are Paul, Weiss, Rifkind, Wharton & Garrison LLP serving Casdin and Kirkland & Ellis LLP serving Viking.

About Frank Witney

Frank Witney has served as an Operating Partner at Ampersand Capital Partners since 2016 and is also currently Chairman at Leinco Technologies, a Director at PerkinElmer, and an active Board Observer at GenDx. Previously, Witney served as CEO of Affymetrix, a leading provider of genomics and cell biology products sold for $1.3 billion, and CEO of Dionex, a leading provider of analytical instrumentation sold for $2.1 billion. Witney was also Chairman of Gyros Protein Technologies, a Director at Nexcelom Biosciences, and held senior executive positions at PerkinElmer, Packard Bioscience and Bio-Rad Laboratories. He holds a Ph.D. in molecular and cellular biology from Indiana University.

About Fluidigm

Fluidigm (Nasdaq:FLDM) focuses on the most pressing needs in translational and clinical research, including cancer, immunology, and immunotherapy. Using proprietary CyTOF® and microfluidics technologies, we develop, manufacture, and market multi-omic solutions to drive meaningful insights in health and disease, identify biomarkers to inform decisions, and accelerate the development of more effective therapies. Our customers are leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide. Together with them, we strive to increase the quality of life for all. For more information, visit fluidigm.com.

Fluidigm, the Fluidigm logo and CyTOF are trademarks and/or registered trademarks of Fluidigm Corporation or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Fluidigm products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Fluidigm uses its website (fluidigm.com), investor site (investors.fluidigm.com), corporate Twitter account (@fluidigm), Facebook page (facebook.com/Fluidigm), and LinkedIn page (linkedin.com/company/fluidigm-corporation) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Fluidigm may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Fluidigm’s website and our social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding: Fluidigm’s expectation regarding the transaction described in this communication (“the Transaction”); Fluidigm’s beliefs that the Transaction will maximize the value of and build on its existing product portfolio; expectations regarding the need for additional capital; expectations regarding the impact on customers, suppliers and employees as well as Fluidigm’s operating results; and other expectations regarding the Transaction. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks relating to: the potential adverse effects of the coronavirus pandemic on our business and operating results; any failure to obtain required stockholder approval of the Transaction; the possibility that the conditions to the closing of the Transaction are not satisfied; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Fluidigm’s current plans and operations, including through the loss of customers, suppliers and employees; changes in Fluidigm’s business or external market conditions; uncertainties in contractual relationships; customers and prospective customers continuing to curtail or suspend activities utilizing our products; our ability and/or the ability of the research institutions utilizing our products and technology to obtain and maintain Emergency Use Authorization from the FDA and any other requisite authorizations or approvals to use our products and technology for diagnostic testing purposes; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; Fluidigm’s research and development and distribution plans and capabilities; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Information on these and additional risks and uncertainties and other information affecting Fluidigm’s business and operating results is contained in its Annual Report on Form 10-K for the year ended December 31, 2021, and in its other filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements speak only as of the date of this communication. Fluidigm disclaims any obligation to update these forward-looking statements except as may be required by law.

Contacts:

Media:

Mark Spearman

Fluidigm Corporation

650 243 6621

mark.spearman@fluidigm.com

Investors:

Peter DeNardo

415 389 6400

ir@fluidigm.com